UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

	FORM	8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):			June 11, 2021
CATERPILLAR INC.
(Exact name of registrant as specified in its charter)
Delaware	1-768		37-0602744
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S Employer Identification No.)

510 Lake Cook Road,	Suite 100,	Deerfield,	Illinois	60015
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code:		(224)	551-4000
Former name or former address, if changed since last report:			N/A

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol (s)	Name of each exchange which registered
Common Stock ($1.00 par value)	CAT	The New York Stock Exchange
8% Debentures due February 15, 2023	CAT23	The New York Stock Exchange
5.3% Debentures due September 15, 2035	CAT35	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of
1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.07    Submission of Matters to a Vote of Security Holders

    On June 9, 2021, Caterpillar Inc. (the “Company”) held a virtual 2021 Annual Shareholders Meeting. Set forth below are the voting results for each of the matters submitted to a vote of the Company’s shareholders.

Proposal 1 – Company Proposal - Election of Directors

All nominees for election to the Company’s Board of Directors named in the Proxy Statement were elected, each to a one-year term, with the following vote:

Director	For	Against	Abstain	Broker Non-Votes
Kelly A. Ayotte	351,232,725	12,521,912	1,061,872	78,787,443
David L. Calhoun	343,895,658	18,193,059	2,727,792	78,787,443
Daniel M. Dickinson	344,947,678	18,793,409	1,075,422	78,787,443
Gerald Johnson	360,403,470	3,285,634	1,127,218	78,787,443
David W. MacLennan	361,353,545	2,308,045	1,154,919	78,787,443
Debra L. Reed-Klages	356,749,227	7,106,528	960,754	78,787,443
Edward B. Rust, Jr.	348,465,765	15,239,149	1,111,596	78,787,443
Susan C. Schwab	351,662,676	12,211,731	942,102	78,787,443
D. James Umpleby III	339,906,035	22,941,850	1,968,624	78,787,443
Miles D. White	303,951,277	59,780,158	1,085,074	78,787,443
Rayford Wilkins, Jr.	358,368,230	5,286,882	1,161,397	78,787,443

Proposal 2 – Company Proposal - Ratification of Independent Registered Accounting Firm

The proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021 was approved with the following vote:

For	Against	Abstain
427,662,323	14,798,261	1,143,368

Proposal 3 – Company Proposal - Advisory vote on executive compensation

The proposal requesting that the shareholders of the Company approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
342,337,931	19,903,448	2,575,130	78,787,443

Proposal 4 – Shareholder Proposal – Report on Climate Policy

The proposal requesting that the Board of Directors provide additional disclosure of Caterpillar's climate activity was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
173,059,923	187,422,007	4,334,579	78,787,443

Proposal 5 – Shareholder Proposal – Report on Diversity and Inclusion

The proposal requesting the Board of Directors publish an annual report assessing the Company's diversity and inclusion was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
122,153,733	238,371,549	4,291,227	78,787,443

Proposal 6 – Shareholder Proposal – Transition to a Public Benefit Corporation

The proposal requesting that the Board of Directors amend the Company's Certificate of Incorporation and become a public benefit corporation was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
10,645,284	350,338,593	3,832,632	78,787,443

Proposal 7 – Shareholder Proposal – Shareholder Action by Written Consent

The proposal requesting that the Board of Directors amend the Company's governing documents to permit shareholder action by written consent was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
145,937,468	216,533,274	2,345,767	78,787,443

Item 9.01    Financial Statements and Exhibits
    (d) Exhibits.

Exhibit
Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

June 11, 2021	By:	/s/ Suzette M. Long
Suzette M. Long Chief Legal Officer and General Counsel